EXECUTION VERSION

SEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of November 14, 2019 (the “Seventh Amendment Effective Date”) is entered into among FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, a Louisiana limited liability company (the “Company”), FLEETCOR TECHNOLOGIES, INC., a Delaware corporation (the “Parent”), the Designated Borrowers party hereto (including FleetCor Luxembourg Holding2, a société à responsabilité limitée incorporated under the laws of the Grand-Duchy of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B 121.980), Cambridge Mercantile Corp. (U.S.A.), a Delaware corporation (the “Additional Borrower”), the other Guarantors party hereto, and Bank of America, N.A., on its own behalf in its capacity as the Administrative Agent (in such capacity, the “Administrative Agent”) and on behalf of each Term B-3 Lender that delivers to the Administrative Agent on or prior to the Seventh Amendment Effective Date a consent to this Amendment in the form separately provided by the Administrative Agent to each Term B-3 Lender (each, a “Term B-3 Lender Consent to Amendment”; each Term B-3 Lender that delivers a Term B-3 Lender Consent to Amendment to the Administrative Agent on or prior to the Seventh Amendment Effective Date being referred to herein as a “Continuing Term B-3 Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as amended hereby.
RECITALS
WHEREAS, the Company, the Parent, the Designated Borrowers party thereto, the Additional Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as the Administrative Agent, the L/C Issuer and the Swing Line Lender, are parties to that certain Credit Agreement, dated as of October 24, 2014 (as amended, modified, supplemented, increased or extended from time to time, the “Credit Agreement”);
WHEREAS, the Company has requested an amendment to the Applicable Rate with respect to the Term B-3 Loan and certain other amendments to the Credit Agreement in connection therewith, on the terms and subject to the conditions set forth herein; and
WHEREAS, each Continuing Term B-3 Lender has agreed to the amendment to the Applicable Rate with respect to the Term B-3 Loan and certain other amendments in connection therewith, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Continuing Term B-3 Lenders and the parties hereto agree as follows:
1.    Amendments. The Credit Agreement is hereby amended as follows:
(a)    The following definition is added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“Seventh Amendment Effective Date” means November 14, 2019.
(b)    Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

(b) with respect to the Term B-3 Loan, 1.75% per annum in the case of Eurocurrency Rate Loans and 0.75% per annum in the case of Base Rate Loans, and
(c)    The reference to “Third Amendment Effective Date” in Section 2.05(a)(iii) of the Credit Agreement is amended to read “Seventh Amendment Effective Date”.
2.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:
(a)Receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) a Responsible Officer of the Company, the Designated Borrowers, the Additional Borrower and the Guarantors, and (ii) the Administrative Agent, on its own behalf and on behalf of each Continuing Term B-3 Lender.
(b)The Company shall have paid all accrued and unpaid interest on the Term B-3 Loan to the Seventh Amendment Effective Date.
(c)Receipt by the Administrative Agent and each Continuing Term B-3 Lender of all documentation and other information that the Administrative Agent or such Continuing Term B-3 Lender has reasonably requested in writing that the Administrative Agent or such Continuing Term B-3 Lender has reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Act.
(d)With respect to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, delivery by such Borrower, to the Administrative Agent and each Continuing Term B-3 Lender that so requests, of a Beneficial Ownership Certification in relation to such Borrower.
(e)Receipt by the Administrative Agent of any fees owing to BofA Securities (or any of its designated Affiliates), the Administrative Agent and the Continuing Term B-3 Lenders that are required to be paid on or before the Seventh Amendment Effective Date.
(f)Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel, if so requested by the Administrative Agent) to the extent invoiced prior to or on the Seventh Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).
For purposes of determining compliance with the conditions specified in this Section 2, each Continuing Term B-3 Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Continuing Term B-3 Lender unless the Administrative Agent shall have received notice from such Continuing Term B-3 Lender prior to the Seventh Amendment Effective Date specifying its objections.

3.    Miscellaneous.
(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.
(b)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment and the transactions contemplated hereby, (ii) affirms all of its obligations under the Loan Documents to which it is a party, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents to which it is a party. Each Loan Party hereby acknowledges that, as of the Seventh Amendment Effective Date, the security interests and Liens granted to the Administrative Agent for the benefit of the holders of the Obligations under the Collateral Documents to secure the Obligations are in full force and effect, are properly perfected, and are enforceable in accordance with the terms of the Security Agreement and the other Loan Documents.
(c)    Each Loan Party hereby represents and warrants as follows:
(i)    The execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not: (A) contravene the terms of any of such Loan Party’s Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.
(ii)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, subject to laws generally affecting creditors’ rights, to statutes of limitations and to principles of equity.
(iii)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment or the Credit Agreement as amended hereby.
(iv)    After giving effect to this Amendment, the representations and warranties of such Loan Party set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Seventh Amendment Effective Date with the same effect as if made on and as of the Seventh Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 3(c)(iv), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.01 of the Credit Agreement.

(v)    After giving effect to this Amendment, no Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.
(vi)    The Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the Seventh Amendment Effective Date that are required to become Guarantors pursuant to the Credit Agreement on or prior to the Seventh Amendment Effective Date.
(d)    This Amendment may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in any other electronic format (such as .pdf format) shall be effective as delivery of a manually executed original counterpart of this Amendment.
(e)    This Amendment is a Loan Document for all purposes. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness hereof, all references to the Credit Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended hereby.
(f)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THIS AMENDMENT SHALL BE FURTHER SUBJECT TO THE TERMS AND CONDITIONS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered by a duly authorized officer as of the date first above written.
COMPANY:            FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
a Louisiana limited liability company
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
PARENT:            FLEETCOR TECHNOLOGIES, INC.,
a Delaware corporation
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
DESIGNATED
BORROWERS:            FLEETCOR UK ACQUISITION LIMITED,
a private limited company registered in England and Wales
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Director
ALLSTAR BUSINESS SOLUTIONS LIMITED,
a private limited company registered in England and Wales
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:     Director
BUSINESS FUEL CARDS PTY LTD (formerly FleetCor Technologies Australia Pty Ltd), a proprietary limited company registered in Australia, in accordance with section 127 of the Corporations Act 2001 (Cth)
ACN 161 721 106
By: /r/ Eric Dey
Name:    Eric Dey
Title:    Director
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Director
FLEETCOR TECHNOLOGIES NEW ZEALAND LIMITED,
a company registered in New Zealand
By: /s/ Steven Joseph Pisciotta
Name:    Steven Joseph Pisciotta
Title:     Director
FLEETCOR LUXEMBOURG HOLDING2,
a société à responsabilité limitée incorporated under the laws of Luxembourg
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Type A Manager
ADDITIONAL
BORROWER:            CAMBRIDGE MERCANTILE CORP. (U.S.A.),
a Delaware corporation
By:/s/ Gary Krikler
Name:    Gary Krikler
Title:    Chief Financial Officer and Treasurer
GUARANTORS:        CFN HOLDING CO.,
a Delaware corporation
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
CLC GROUP, INC.,
a Delaware corporation
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
CORPORATE LODGING CONSULTANTS, INC.,
a Kansas corporation
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
CREW TRANSPORTATION SPECIALISTS, INC.,
a Kansas corporation
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
MANNATEC, INC.,
a Georgia corporation
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
FLEETCOR FUEL CARDS LLC,
a Delaware limited liability company
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
PACIFIC PRIDE SERVICES, LLC,
a Delaware limited liability company
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
NVOICEPAY, INC.,
an Oregon corporation
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer
FCHC HOLDING COMPANY, LLC,
a Delaware limited liability company
By:/s/John Coughlin
Name:    John Coughlin
Title:    President
COMDATA INC.,
a Delaware corporation
By:/s/ Robert E. Kribbs
Name:    Robert E. Kribbs
Title:    Vice President
COMDATA TN, INC.,
a Tennessee corporation
By: /s/ Robert E. Kribbs
Name:    Robert E. Kribbs
Title:    Vice President
COMDATA NETWORK, INC. OF CALIFORNIA,
a California corporation
By: /s/ Robert E. Kribbs
Name:    Robert E. Kribbs
Title:    Vice President
CAMBRIDGE MERCANTILE CORP. (NEVADA),
a Delaware corporation
By:/s/ Michael Rockouski
Name:    Michael Rockouski
Title:    President
ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
on its own behalf in its capacity as Administrative Agent and on behalf of each Continuing Term B-3 Lender
By:/s/ Felicia Brinson
Name:    Felicia Brinson
Title:    Assistant Vice President

4